SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (date of earliest event reported)

                                  June 6, 2003

                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                       1-31299                   06-0865171
 ---------------------------    ----------------------       ------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
    of incorporation)                                        Identification No.)

                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 561-322-1300


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Item 7(c). Exhibits

99.1  Press Release dated June 6, 2003.

Item 9. Regulation FD Disclosure

      The registrant is attaching a copy of a press release dated June 6, 2003, as Exhibit 99.1.

Limitation on Incorporation by Reference

      In accordance with general instruction B.2 of Form 8-K, the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2003                       MEDICAL STAFFING NETWORK
                                         HOLDINGS, INC.

                                         By: /s/ Kevin S. Little
                                             -----------------------
                                             Kevin S. Little
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description

99.1              Press release dated June 6, 2003